                                                                  Exhibit  10.13

                                                                  EXECUTION COPY






                                   MASTER ASSIGNMENT AGREEMENT dated as of April
                         10, 2002 (this "Master Assignment Agreement"), among
                                         ---------------------------
                         COMPASS MINERALS GROUP, INC., a Delaware corporation (the "US Borrower"), the lenders party hereto and
                               -----------
                         JPMORGAN CHASE BANK, as administrative agent (in such capacity, the "Administrative Agent") for the Existing
                                        --------------------
                         Lenders (as defined below).

          A. Reference is made to the Credit Agreement dated as of November 28, 2001 (the "Existing Credit Agreement"), among Salt Holdings Corporation
           -------------------------
("Holdings"), the US Borrower, Sifto Canada Inc. (the "Canadian Borrower"), Salt
  --------                                             -----------------
Union Limited (the "UK Borrower; together with the US Borrower and the Canadian
                    -----------
Borrower, the "Borrowers"), the lenders party thereto (the "Existing Lenders"),
               ---------                                    ----------------
the Administrative Agent, J.P. Morgan Bank Canada, as Canadian Agent, and Chase Manhattan International Limited, as UK Agent.

          B. Reference is made to the Existing Credit Agreement, as amended and restated as of the date hereof (the "Amended and Restated Credit Agreement"),
                                     -------------------------------------
among Holdings, the Borrowers, the Continuing Lenders (as defined below), the New Term Lenders (as defined below), the Administrative Agent, J.P. Morgan Bank Canada, as Canadian Agent, and Chase Manhattan International Limited, as UK Agent.

          C. Pursuant to the Existing Credit Agreement, the Existing Lenders and the Letter of Credit Issuers have extended, and have agreed to extend, credit to the Borrowers.

          D. The parties hereto have agreed, upon the terms and subject to the conditions set forth or referred to herein, that the Decreasing Term Lenders (as defined below) shall sell and assign to the Increasing Term Lenders (as defined below), and the Increasing Term Lenders shall purchase and assume from the Decreasing Term Lenders, the interests in and to certain of the Decreasing Term Lenders' rights and obligations under the Existing Credit Agreement with respect to the Term Loans of the Decreasing Term Lenders.

          E. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Amended and Restated Credit Agreement.

          F. Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

               SECTION 1. Definitions. As used herein, the following terms shall
                          ------------
have the meanings herein specified unless the context otherwise requires:

               "Continuing Lenders" shall mean all Existing Lenders other than
                ------------------
Departing Lenders.

               "Decreasing Term Lenders" shall mean all Term Lenders with
                -----------------------
outstanding Term Loans under the Existing Credit Agreement that (A) are Departing Lenders or (B) consent to the amendment and restatement of the Existing Credit Agreement pursuant to the Amended and Restated Credit Agreement after reducing by an amount specified by such Term Lenders the aggregate principal amount of such Term Lenders' outstanding Term Loans by means of a combination of prepayments of such Term Lenders' outstanding Term Loans pursuant to the Permitted Transactions (as defined in Section 6 below) and assignments of a portion of such Term Lenders' outstanding Term Loans to one or more Increasing Term Lenders pursuant to this Master Assignment Agreement, as specified on
Schedule I hereto.

               "Departing Lenders" shall mean all Term Lenders with outstanding
                -----------------
Term Loans under the Existing Credit Agreement that do not consent to the amendment and restatement of the Existing Credit Agreement pursuant to the Amended and Restated Credit Agreement.

               "Increasing Term Lenders" shall mean the lenders, which may
                -----------------------
include Existing Lenders, identified on Schedule I hereto as "Increasing Term Lenders".

               SECTION 2. Master Assignment Date. (a) The transactions provided
                          -----------------------
for in Sections 3, 4 and 5 hereof shall be consummated at a closing to be held on the Master Assignment Date (as defined below) at the offices of Latham & Watkins, New York City, New York, or at such other time and place as the parties shall agree.

               (b) The "Master Assignment Date" shall be April 10, 2002,
                        ----------------------
provided that all the conditions set forth or referred to in Section 6 hereof
--------
shall have been satisfied.

               SECTION 3. Delivery of Old Term Notes. On or prior to the Master
                          ---------------------------
Assignment Date, each Decreasing Term Lender, if any, and each Increasing Term Lender, if any, holding a promissory note evidencing Term Loans shall deliver to the Administrative Agent, for delivery to and cancelation by the US Borrower as provided below, all such notes then held by such Decreasing Term Lender and Increasing Term Lender (collectively, the "Old Term Notes"). Each Decreasing
                                           --------------
Term Lender and Increasing Term Lender holding an Old Term Note that fails so to deliver any of its Old Term Notes hereby agrees to indemnify the US Borrower for any loss, cost or expense resulting from such failure. Upon the effectiveness of the Master Assignment Agreement, the Administrative Agent shall release and deliver the Old Term Notes to the US Borrower for cancelation. Upon cancelation of the Old Term Notes, new Term Notes will be issued, at the US Borrower's expense, to any Decreasing Term Lender that is not a Departing Lender and any Increasing Term Lender (in the case of each such Decreasing Term Lender and Increasing Term Lender that did not hold any Old Term Notes, if requested by such Decreasing Term Lender or Increasing Term Lender), to reflect the principal amount of such Decreasing Term Lender's or Increasing Term Lender's outstanding Term Loans (after giving effect to the assignments of the Assigned Interests (as defined below) pursuant to Section 5 below).

               SECTION 4. Fees and Expenses. On the Master Assignment Date, the
                          ------------------
US Borrower shall pay by wire transfer of immediately available funds not later than 12:00 Noon (New York City time) to the Administrative Agent (a) for the account of each Decreasing Term Lender, all amounts payable to such Decreasing Term Lender under the Existing Credit Agreement and (b) for the account of each applicable payee, all reasonable fees and expenses required (with respect to the Term Loans assigned by each Decreasing Term Lender pursuant to Section 5 below) to be paid or reimbursed by any Credit Party under or in connection with this Master Assignment Agreement, the Amended and Restated Credit Agreement or any other Credit Document and (in the case of expenses to be reimbursed, including reasonable fees, charges and disbursements of counsel) invoiced in writing to any Credit Party on or prior to the Master Assignment Date.

               SECTION 5. Assignments. (a) On the Master Assignment Date,
                          ------------
subject to the terms and conditions set forth herein, each of the Decreasing Term Lenders shall be deemed to have sold and assigned to the Increasing Term Lenders, and each of the Increasing Term Lenders shall be deemed to have purchased and assumed from the Decreasing Term Lenders, at the principal amount thereof plus all unpaid interest accrued to but excluding the Master Assignment Date in respect thereof, such interests, rights and obligations with respect to the Term Loans of the Decreasing Term Lenders outstanding on the Master Assignment Date (such interests, rights and obligations to be referred to herein as the "Assigned Interests") as shall be necessary in order that, after giving
        ------------------
effect to all such sales and assignments and purchases and assumptions and the prepayment of Term Loans pursuant to the Permitted Transactions, (i) the Decreasing Term Lenders will hold the principal amount of Term Loans set forth under the heading "Decreasing Term Lenders" in the second column on Schedule I hereto, (ii) the Increasing Term Lenders will hold the principal amount of Term Loans set forth under the heading "Increasing Term Lenders" in the second column on Schedule I hereto and (iii) the Term Lenders that are neither Decreasing Term Lenders nor Increasing Term Lenders (the "Unchanged Term Lenders") will hold the
                                          ----------------------
principal amount of Term Loans set forth under the heading "Unchanged Term Lenders" in the second column on Schedule I hereto. Such sales and assignments and purchases and assumptions shall be without recourse or representation or warranty, except that each Decreasing Term Lender shall be deemed to have represented and warranted that it is the legal and beneficial owner of the interests assigned by it hereunder free and clear of any adverse claim. The Decreasing Term Lenders (a) make no representation or warranty and assume no responsibility with respect to any statements, warranties or representations made in or in connection with the Existing Credit Agreement or the other Credit Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Existing Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto and (b) make no representation or warranty and assume no responsibility with respect to the financial condition of Holdings or any of its Subsidiaries or the performance or observance by Holdings or any of its Subsidiaries of any of its obligations under the Existing Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto.

               (b) On the Master Assignment Date, subject to the terms and conditions set forth herein, (i) each Increasing Term Lender purchasing and assuming the Assigned Interests pursuant to paragraph (a) above shall pay the purchase price for the Assigned Interests purchased by it pursuant to such paragraph (a) by wire transfer of immediately available funds to the Administrative Agent not later than 12:00 Noon (New York City time) and (ii) the Administrative Agent shall pay to each Decreasing Term Lender selling and assigning the Assigned Interests pursuant to paragraph (a) above, out of the amounts received by the Administrative Agent pursuant to clause (i) of this paragraph (b) and pursuant to Section 4 hereof, the purchase price for the Assigned Interests assigned by such Decreasing Term Lender pursuant to such paragraph (a) and the other amounts then owed to such Decreasing Term Lender under the Existing Credit Agreement (with respect to the Term Loans assigned by such Decreasing Term Lender pursuant to this Section 5) by wire transfer of immediately available funds to the account designated by such Decreasing Term Lender to the Administrative Agent not later than 5:00 p.m. (New York City time); provided, however that the execution, delivery or effectiveness of this
       --------  -------
Master Assignment Agreement shall not affect the US Borrower's obligations accrued in respect of any principal, interest, fees or other amounts under the Existing Credit Agreement or discharge or release the Lien or priority of any pledge agreement or any other security therefor.

               (c) Each Increasing Term Lender hereby (i) represents and warrants that it is duly authorized to enter into and perform the terms of this Master Assignment Agreement, (ii) confirms that it has received a copy of the Amended and Restated Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Master Assignment Agreement, (iii) agrees that it will, independently and without reliance upon any Agent, the Decreasing Term Lenders or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Amended and Restated Credit Agreement, (iv) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Amended and Restated Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent and the Collateral Agent by the terms thereof, together with such powers as are reasonable and incidental thereto, (v) confirms that it is an Eligible Transferee, (vi) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Amended and Restated Credit Agreement are required to be performed by it as a Term Lender, and (vii) agrees to deliver to the Administrative Agent on or prior to the Master Assignment Date the forms described in Section 10.04(b) of the Amended and Restated Credit Agreement (to the extent required by such Section).

               (d) Concurrently with the sales and assignments and purchases and assumptions contemplated by paragraphs (a) and (b) of this Section 5, the Decreasing Term Lenders shall cease to be parties to the Existing Credit Agreement and shall be released from all further obligations thereunder and shall have no further rights to or interest in any of the Collateral, except to the extent that such Decreasing Term Lenders continue to be Lenders under the Amended and Restated Credit Agreement; provided, however, that the Decreasing
                                       --------  -------
Term Lenders shall continue to be entitled to the benefits of all expense reimbursement (until paid in full) and indemnity provisions contained in the Existing Credit Agreement as in effect immediately prior to the Master Assignment Date and shall continue to be bound by Section 10.14 of the Existing Credit Agreement as in effect at such time.

               (e) Each of the parties hereto hereby consents to the sales, assignments, purchases and assumptions provided for in paragraphs (a) and (b) above, notwithstanding any failure to comply with the requirement of Section 10.04(b) of the Existing Credit Agreement for the execution of an Assignment and Assumption Agreement, and agrees that each Increasing Term Lender shall be a party to the Amended and Restated Credit Agreement and, to the extent of the interests purchased by such Increasing Term Lender pursuant to such paragraphs or held by such Increasing Term Lender prior to the Master Assignment Date, shall have the rights and obligations of a Term Lender under the Amended and Restated Credit Agreement.

               (f) If the Master Assignment Date shall not occur on the date specified therefor pursuant hereto, the US Borrower shall indemnify each Lender for any loss or expense incurred by such Lender as a result of the transactions to have been consummated by such Lender on such proposed Master Assignment Date (except that the US Borrower shall not be required so to indemnify such Lender if the Master Assignment Date shall not occur due to the failure of such Lender to comply with its obligations hereunder), in each case determined as set forth in Section 2.17 of the Amended and Restated Credit Agreement in respect of any failure to borrow or prepay any Term Loan (it being understood and agreed that the nonoccurrence of the sales and assignments and purchases and assumptions contemplated by paragraphs (a) and (b) of this Section shall be treated for purposes of such Section 2.17 as the failure by the US Borrower to repay the Term Loans of the Decreasing Term Lenders and to borrow from the Increasing Term Lenders).

               (g) The prepayment of Term Loans pursuant to the Permitted Transactions shall be allocated among the Term Lenders with outstanding Term Loans under the Existing Credit Agreement so as to achieve the result described in the first sentence of paragraph (a) of this Section.

               SECTION 6. Conditions to Effectiveness. This Master Assignment
                          ----------------------------
Agreement shall be effective as of the Master Assignment Date when the following conditions precedent are satisfied:

               (a) The Administrative Agent shall have received duly executed counterparts of this Master Assignment Agreement that, when taken together, bear the signatures of the US Borrower, the Increasing Term Lenders and the Decreasing Term Lenders that are not Departing Lenders.

               (b) The Administrative Agent shall have received duly executed counterparts of the Amended and Restated Credit Agreement that, when taken together, bear the signatures of Holdings, the Borrowers, the Required Lenders and each Term Lender (after giving effect to the assignments of the Assigned Interests pursuant to Section 5 hereof), and the Amended and Restated Credit Agreement shall have become effective simultaneously with or immediately after the assignment of the Assigned Interests hereunder on the Master Assignment Date.

               (c) Prior to or simultaneously with the assignment of the Assigned Interests hereunder on the Master Assignment Date, pursuant to Section 7.04(p) of the Existing Credit Agreement as amended and restated by the Amendment, the US Borrower shall have (a) issued at least $75,000,000 in aggregate principal amount of Additional Senior Subordinated Notes for gross cash proceeds (prior to deduction of underwriting discounts and commissions) of at least $75,000,000 and
          (b) used $74,437,500 of Net Cash Proceeds from the issuance of such Additional Senior Subordinated Notes to prepay the Term Loans (together, the "Permitted Transactions").
                          ----------------------

               (d) (i) The representations and warranties of each Credit Party set forth in the Credit Documents shall have been true and correct in all material respects on and as of the Master Assignment Date with the same effect as though made on and as of the Master Assignment Date, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been, to such extent, true and correct in all material respects as of such earlier date and (ii) at the time of and immediately after giving effect to the transactions contemplated by this Master Assignment Agreement, no Default or Event of Default shall have occurred and be continuing, and the Administrative Agent shall have received a certificate, dated the Master Assignment Date and signed by an Authorized Officer of the US Borrower, to the effect of clauses (i) and (ii) of this sentence.

               (e) The Administrative Agent shall have received all reasonable fees and expenses required to be paid or reimbursed by any Credit Party under or in connection with this Master Assignment Agreement, the Amended and Restated Credit Agreement or any other Credit Document and (in the case of expenses to be reimbursed, including reasonable fees, charges and disbursements of counsel) invoiced in writing to any Credit Party on or prior to the Master Assignment Date.

               SECTION 7. Consents. Each Departing Lender hereby shall be deemed
                          ---------
          to have expressly consented to the consummation of the transactions set forth in Sections 3, 4 and 5 of this Master Assignment Agreement.

               SECTION 8. Representations and Warranties. The US Borrower hereby
                          -------------------------------
represents and warrants to the Administrative Agent, the Increasing Term Lenders and the Decreasing Term Lenders that are not Departing Lenders that:

               (a) This Master Assignment Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

               (b) After giving effect to the Amended and Restated Credit Agreement, the representations and warranties set forth in the Credit Documents are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; and

               (c) After giving effect to the Amended and Restated Credit Agreement, no Default or Event of Default shall have occurred and be continuing.

               SECTION 9. Effect of Master Assignment Agreement. Except as
                          --------------------------------------
expressly set forth in this Master Assignment Agreement, this Master Assignment Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Existing Lenders, the Increasing Term Lenders, the Letter of Credit Issuer, the Administrative Agent, Holdings or the Borrowers under the Amended and Restated Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and continue in full force and effect. Nothing herein shall be deemed to entitle Holdings or the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended and Restated Credit Agreement or any other Credit Document in similar or different circumstances.

               SECTION 10. Expenses. The US Borrower agrees to pay the
                           ---------
reasonable out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation of this Master Assignment Agreement (whether or not the transactions hereby contemplated shall be consummated), including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent. The provisions of this Section 10 shall survive and remain operative and in full force and effect regardless of whether or not the transactions contemplated hereby are consummated.

               SECTION 11. Applicable Law. THIS MASTER ASSIGNMENT AGREEMENT AND
                           ---------------
THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

               SECTION 12. Notices. All notices hereunder shall be given in
                           --------
accordance with the provisions of Section 10.03 of the Amended and Restated Credit Agreement.

               SECTION 13. Counterparts. This Master Assignment Agreement may be
                           -------------
executed by one or more of the parties to this Master Assignment Agreement on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument, and shall become effective as provided in Section 6 hereof.

               SECTION 14. Headings. The headings of this Master Assignment
                           ---------
Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

               IN WITNESS WHEREOF, the parties hereto have caused this Master Assignment Agreement to be duly executed by their duly authorized officers, all as of the date and year first above written.


                                        COMPASS MINERALS GROUP, INC.,

                                           by
                                               _________________________________
                                               Name:
                                               Title:

                                        JPMORGAN CHASE BANK, as
                                        Administrative Agent,

                                           by
                                               _________________________________
                                               Name:
                                               Title:

                                            SIGNATURE PAGE OF
                                            INCREASING TERM LENDERS
                                            TO THE MASTER
                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   JP Morgan Chase Bank

                                   by________________________
                                     Name:
                                     Title:

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                                            SIGNATURE PAGE OF
                                            INCREASING TERM LENDERS
                                            TO THE MASTER
                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   Bankers Trust Company

                                   by________________________
                                     Name:
                                     Title:

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                                            SIGNATURE PAGE OF
                                            INCREASING TERM LENDERS
                                            TO THE MASTER
                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   Natexis Banques Populaires

                                   by________________________
                                     Name:
                                     Title:

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                                            SIGNATURE PAGE OF
                                            INCREASING TERM LENDERS
                                            TO THE MASTER
                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   Pinehurst Trading, Inc.

                                   by________________________
                                     Name:
                                     Title:
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                                            SIGNATURE PAGE OF
                                            INCREASING TERM LENDERS
                                            TO THE MASTER
                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   Harbour Town Funding LLC

                                   by________________________
                                     Name:
                                     Title:

                                            SIGNATURE PAGE OF
                                            INCREASING TERM LENDERS
                                            TO THE MASTER
                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   Black Diamond International Funding, LTD.

                                   by________________________
                                     Name:
                                     Title:

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                                            SIGNATURE PAGE OF
                                            INCREASING TERM LENDERS
                                            TO THE MASTER
                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   Blackrock Senior Loan Trust

                                   by________________________
                                     Name:
                                     Title:
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                                            SIGNATURE PAGE OF
                                            INCREASING TERM LENDERS
                                            TO THE MASTER
                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   Carlyle High Yield Partners III, Ltd.

                                   by________________________
                                     Name:
                                     Title:
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                                            SIGNATURE PAGE OF
                                            INCREASING TERM LENDERS
                                            TO THE MASTER
                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   Jupiter Funding Trust

                                   by________________________
                                     Name:
                                     Title:
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                                            SIGNATURE PAGE OF
                                            INCREASING TERM LENDERS
                                            TO THE MASTER
                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   Rosemont CLO, Ltd.
                                   By: Deerfield Capital Management LLC as its
                                   Collateral Manager

                                   by________________________
                                     Name:
                                     Title:

                                            SIGNATURE PAGE OF
                                            INCREASING TERM LENDERS
                                            TO THE MASTER
                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   KZH Waterside LLC

                                   by________________________
                                     Name:
                                     Title:

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                                            SIGNATURE PAGE OF
                                            INCREASING TERM LENDERS
                                            TO THE MASTER
                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   Nemean CLO, Ltd.
                                   By: ING Capital Advisors LLC, as Investment
                                   Manager

                                   by________________________
                                     Name:
                                     Title:

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                                            SIGNATURE PAGE OF
                                            INCREASING TERM LENDERS
                                            TO THE MASTER
                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   Oryx CLO, Ltd.
                                   By: ING Capital Advisors LLC, as Collateral
                                   Manager

                                   by________________________
                                     Name:
                                     Title:

--------------------------------------------------------------------------------
                                            SIGNATURE PAGE OF
                                            INCREASING TERM LENDERS
                                            TO THE MASTER
                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   Katonah I, Ltd.

                                   by________________________
                                     Name:
                                     Title:

--------------------------------------------------------------------------------
                                            SIGNATURE PAGE OF
                                            INCREASING TERM LENDERS
                                            TO THE MASTER
                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   Katonah II, Ltd.

                                   by________________________
                                     Name:
                                     Title:

                                            SIGNATURE PAGE OF
                                            INCREASING TERM LENDERS
                                            TO THE MASTER
                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   Katonah III, Ltd.

                                   by________________________
                                     Name:
                                     Title:

--------------------------------------------------------------------------------
                                            SIGNATURE PAGE OF
                                            INCREASING TERM LENDERS
                                            TO THE MASTER
                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   ELF Funding Trust III
                                   By: New York Life Investment Management, LLC, as Attorney-in-fact by________________________
                                     Name:
                                     Title:

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                                            SIGNATURE PAGE OF
                                            INCREASING TERM LENDERS
                                            TO THE MASTER
                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   Oak Hill Credit Partners I, Limited
                                   By: Oak Hill CLO Management, LLC as
                                   Investment Manager

                                   by________________________
                                     Name:
                                     Title:

--------------------------------------------------------------------------------
                                            SIGNATURE PAGE OF
                                            INCREASING TERM LENDERS
                                            TO THE MASTER
                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   Oak Hill Credit Partners II, Limited
                                   By: Oak Hill CLO Management II, LLC as
                                   Investment Manager

                                   by________________________
                                     Name:
                                     Title:

--------------------------------------------------------------------------------
                                            SIGNATURE PAGE OF
                                            INCREASING TERM LENDERS
                                            TO THE MASTER
                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   Delano Campany

                                   By Pacific Investment Management Company LLC, as its Investment Advisor

                                   by________________________
                                     Name:
                                     Title:

                                            SIGNATURE PAGE OF
                                            INCREASING TERM LENDERS
                                            TO THE MASTER
                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   Jissekikun Funding, Ltd.
                                   By Pacific Investment Management Company LLC, as its Investment Advisor

                                   by________________________
                                     Name:
                                     Title:

--------------------------------------------------------------------------------
                                            SIGNATURE PAGE OF
                                            INCREASING TERM LENDERS
                                            TO THE MASTER
                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   PPM Shadow Creek Funding LLC

                                   by________________________
                                     Name:
                                     Title:

--------------------------------------------------------------------------------
                                            SIGNATURE PAGE OF
                                            INCREASING TERM LENDERS
                                            TO THE MASTER
                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   Travelers Corporate Loan Fund Inc.
                                   By Travelers Asset Management International
                                   Company, LLC

                                   by________________________
                                     Name:
                                     Title:

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                                            SIGNATURE PAGE OF
                                            INCREASING TERM LENDERS
                                            TO THE MASTER
                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   Columbus Loan Funding Ltd.
                                   By Travelers Asset Management International
                                   Company, LLC

                                   by________________________
                                       Name:
                                       Title:

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                                   Name of Institution

                                   Credit Lyonnais New York Branch

                                   by________________________
                                     Name:
                                     Title:

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                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   Fortis Capital Corp.

                                   by________________________
                                     Name:
                                     Title:

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                                            SIGNATURE PAGE OF
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                                            DEPARTING LENDERS) TO THE MASTER
                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   Nationwide Mutual Insurance Company

                                   by________________________
                                     Name:
                                     Title:
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                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   Nationwide Life Insurance Company

                                   by________________________
                                     Name:
                                     Title:

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                                            SIGNATURE PAGE OF
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                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   General Electric Capital Corporation

                                   by________________________
                                     Name:
                                     Title:

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                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   AIB Debt Management Ltd.

                                   by________________________
                                     Name:
                                     Title:

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                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   Protective Life Insurance Company

                                   by________________________
                                     Name:
                                     Title:

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                                            SIGNATURE PAGE OF
                                            DECREASING TERM LENDERS (OTHER THAN
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                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   The Sumitomo Trust & Banking Co., Ltd.
                                   New York Branch

                                   by________________________
                                     Name:
                                     Title:

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                                            SIGNATURE PAGE OF
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                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   Allstate Life Insurance Company

                                   by________________________
                                     Name:
                                     Title:

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                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   AIMCO CLO Series 2001-A

                                   by________________________
                                     Name:
                                     Title:

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                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   Centurion CDO II, Ltd.
                                   By: American Express Asset Management Group
                                   Inc. as Collateral Manager

                                   by________________________
                                     Name:
                                     Title:

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                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   SEQUILS Centurion V, Ltd.
                                   American Express Asset Management Group Inc.
                                   as Collateral Manager

                                   by________________________
                                     Name:
                                     Title:

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                                            SIGNATURE PAGE OF
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                                            DEPARTING LENDERS) TO THE MASTER
                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   KZH Sterling LLC

                                   by________________________
                                     Name:
                                     Title:
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                                            DEPARTING LENDERS) TO THE MASTER
                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   KZH Cypress Tree-1 LLC

                                   by________________________
                                     Name:
                                     Title:

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                                            SIGNATURE PAGE OF
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                                            DEPARTING LENDERS) TO THE MASTER
                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   ARES III CLO Ltd.
                                   By ARES CLO Management LLC, Investment
                                   Manager

                                   by________________________
                                     Name:
                                     Title:

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                                            SIGNATURE PAGE OF
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                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   ARES IV CLO Ltd.
                                   By: ARES CLO Management IV, LP, Investment
                                   Manager
                                   By: ARES CLO GP IV, LLC, its Managing Member

                                   by________________________
                                     Name:
                                     Title:

                                            SIGNATURE PAGE OF
                                            DECREASING TERM LENDERS (OTHER THAN
                                            DEPARTING LENDERS) TO THE MASTER
                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   ARES V CLO Ltd.
                                   By: ARES CLO Management V, LP, Investment
                                   Manager
                                   By: ARES CLO GP V, LLC, its Managing Member

                                   by________________________
                                     Name:
                                     Title:

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                                            SIGNATURE PAGE OF
                                            DECREASING TERM LENDERS (OTHER THAN
                                            DEPARTING LENDERS) TO THE MASTER
                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   Sankaty Advisors, LLC as Collateral Manager for Race Point CLO, Limited, as Term Lender

                                   by________________________
                                     Name:
                                     Title:

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                                            SIGNATURE PAGE OF
                                            DECREASING TERM LENDERS (OTHER THAN
                                            DEPARTING LENDERS) TO THE MASTER
                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   Sankaty High Yield Partners III, L.P

                                   by________________________
                                     Name:
                                     Title:
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                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   Caisse de Depot et Placement du Quebec

                                   by________________________
                                     Name:
                                     Title:

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                                            SIGNATURE PAGE OF
                                            DECREASING TERM LENDERS (OTHER THAN
                                            DEPARTING LENDERS) TO THE MASTER
                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   Denali Capital LLC, managing member of DC
                                   Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO I LTD.

                                   by________________________
                                     Name:
                                     Title:

                                            SIGNATURE PAGE OF
                                            DECREASING TERM LENDERS (OTHER THAN
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                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   Constantinus Eaton Vance CDO V, Ltd.
                                   By: Eaton Vance Management as Investment
                                   Advisor

                                   by________________________
                                     Name:
                                     Title:

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                                            SIGNATURE PAGE OF
                                            DECREASING TERM LENDERS (OTHER THAN
                                            DEPARTING LENDERS) TO THE MASTER
                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   Eaton Vance CDO III, Ltd.
                                   By: Eaton Vance Management as Investment
                                   Advisor

                                   by________________________
                                     Name:
                                     Title:

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                                            SIGNATURE PAGE OF
                                            DECREASING TERM LENDERS (OTHER THAN
                                            DEPARTING LENDERS) TO THE MASTER
                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   Eaton Vance CDO IV. Ltd.
                                   By: Eaton Vance Management as Investment
                                   Advisor

                                   by________________________
                                     Name:
                                     Title:

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                                            SIGNATURE PAGE OF
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                                            DEPARTING LENDERS) TO THE MASTER
                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   Eaton Vance Institutional Senior Loan Fund
                                   By: Easton Vance Management as Investment
                                   Advisor

                                   by________________________
                                     Name:
                                     Title:

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                                            SIGNATURE PAGE OF
                                            DECREASING TERM LENDERS (OTHER THAN
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                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   Eaton Vance Senior Income Trust
                                   By: Eaton Vance Management as Investment
                                   Advisor

                                   by________________________
                                     Name:
                                     Title:

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                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   Grayson & CO.
                                   By: Boston Management and Research as
                                   Investment Advisor

                                   by________________________
                                     Name:
                                     Title:

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                                            SIGNATURE PAGE OF
                                            DECREASING TERM LENDERS (OTHER THAN
                                            DEPARTING LENDERS) TO THE MASTER
                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   Oxford Strategic Income Fund
                                   By: Eaton Vance Management
                                   as Investment Advisor

                                   by________________________
                                     Name:
                                     Title:

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                                            SIGNATURE PAGE OF
                                            DECREASING TERM LENDERS (OTHER THAN
                                            DEPARTING LENDERS) TO THE MASTER
                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   Senior Debt Portfolio
                                   By: Boston Management and Research
                                   as Investment Advisor

                                   by________________________
                                     Name:
                                     Title:

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                                            SIGNATURE PAGE OF
                                            DECREASING TERM LENDERS (OTHER THAN
                                            DEPARTING LENDERS) TO THE MASTER
                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   Ballyrock CDO I Limited
                                   By: Ballyrock Investment Advisors LLC, as
                                   Collateral Manager

                                   by________________________
                                     Name:
                                     Title:

--------------------------------------------------------------------------------
                                            SIGNATURE PAGE OF
                                            DECREASING TERM LENDERS (OTHER THAN
                                            DEPARTING LENDERS) TO THE MASTER
                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   Tryon CLO Ltd. 2000-1

                                   by________________________
                                     Name:
                                     Title:

                                            SIGNATURE PAGE OF
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                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   APEX (IDM) CDO I, Ltd.

                                   by________________________
                                     Name:
                                     Title:

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                                            SIGNATURE PAGE OF
                                            DECREASING TERM LENDERS (OTHER THAN
                                            DEPARTING LENDERS) TO THE MASTER
                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   Riviera Funding LLC

                                   by________________________
                                     Name:
                                     Title:

--------------------------------------------------------------------------------
                                            SIGNATURE PAGE OF
                                            DECREASING TERM LENDERS (OTHER THAN
                                            DEPARTING LENDERS) TO THE MASTER
                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   AIM Floating Rate Fund

                                   By: INVESCO Senior Secured Management, Inc.
                                   As Attorney in fact

                                   by________________________
                                     Name:
                                     Title:

--------------------------------------------------------------------------------
                                            SIGNATURE PAGE OF
                                            DECREASING TERM LENDERS (OTHER THAN
                                            DEPARTING LENDERS) TO THE MASTER
                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   AMARA-1 FINANCE LTD.
                                   By: INVESCO Senior Secured Management, Inc.
                                   As Sub-advisor

                                   by________________________
                                     Name:
                                     Title:

--------------------------------------------------------------------------------
                                            SIGNATURE PAGE OF
                                            DECREASING TERM LENDERS (OTHER THAN
                                            DEPARTING LENDERS) TO THE MASTER
                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   AVALON CAPITAL LTD.
                                   By: INVESCO Senior Secured Management, Inc.
                                   As Portfolio Advisor

                                   by________________________
                                     Name:
                                     Title:

                                            SIGNATURE PAGE OF
                                            DECREASING TERM LENDERS (OTHER THAN
                                            DEPARTING LENDERS) TO THE MASTER
                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   AVALON CAPITAL LTD. 2
                                   By: INVESCO Senior Secured Management, Inc.
                                   As Portfolio Advisor

                                   by________________________
                                     Name:
                                     Title:

--------------------------------------------------------------------------------
                                            SIGNATURE PAGE OF
                                            DECREASING TERM LENDERS (OTHER THAN
                                            DEPARTING LENDERS) TO THE MASTER
                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   CERES II FINANCE LTD.
                                   By: INVESCO Senior Secured Management, Inc.
                                   As Sub-Managing Agent (Financial)

                                   by________________________
                                     Name:
                                     Title:

--------------------------------------------------------------------------------
                                            SIGNATURE PAGE OF
                                            DECREASING TERM LENDERS (OTHER THAN
                                            DEPARTING LENDERS) TO THE MASTER
                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   CHARTER VIEW PORTFOLIO
                                   By: INVESCO Senior Secured Management, Inc.
                                   As Investment Advisor

                                   by________________________
                                     Name:
                                     Title:

--------------------------------------------------------------------------------
                                            SIGNATURE PAGE OF
                                            DECREASING TERM LENDERS (OTHER THAN
                                            DEPARTING LENDERS) TO THE MASTER
                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   DIVERSIFIED CREDIT PORTFOLIO LTD.
                                   By: INVESCO Senior Secured Management, Inc.
                                   as Investment Advisor

                                   by________________________
                                     Name:
                                     Title:

--------------------------------------------------------------------------------
                                            SIGNATURE PAGE OF
                                            DECREASING TERM LENDERS (OTHER THAN
                                            DEPARTING LENDERS) TO THE MASTER
                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   OASIS COLLATERALIZED HIGH INCOME PORTFOLIOS-1 LTD.
                                   By: INVESCO Senior Secured Management, Inc.
                                   As Subadvisor

                                   by________________________
                                     Name:
                                     Title:

                                            SIGNATURE PAGE OF
                                            DECREASING TERM LENDERS (OTHER THAN
                                            DEPARTING LENDERS) TO THE MASTER
                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   SEQUILS-LIBERTY, LTD.
                                   By: INVESCO Senior Secured Management, Inc.
                                   As Collateral Manager

                                   by________________________
                                     Name:
                                     Title:

--------------------------------------------------------------------------------
                                            SIGNATURE PAGE OF
                                            DECREASING TERM LENDERS (OTHER THAN
                                            DEPARTING LENDERS) TO THE MASTER
                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   Metropolitan Life Insurance Company

                                   by________________________
                                     Name:
                                     Title:

--------------------------------------------------------------------------------
                                            SIGNATURE PAGE OF
                                            DECREASING TERM LENDERS (OTHER THAN
                                            DEPARTING LENDERS) TO THE MASTER
                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   OAK HILL SECURITIES FUND, LP
                                   By: Oak Hill Securities GenPar, LP
                                   Its General Partner
                                   By: Oak Hill Securities MGP, Inc.
                                   Its General Partner

                                   by________________________
                                     Name:
                                     Title:

--------------------------------------------------------------------------------
                                            SIGNATURE PAGE OF
                                            DECREASING TERM LENDERS (OTHER THAN
                                            DEPARTING LENDERS) TO THE MASTER
                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   OAK HILL SECURITIES FUND, LP
                                   By: Oak Hill Securities GenPar II, LP
                                   Its General Partner
                                   By: Oak Hill Securities MGP II, Inc.
                                   Its General Partner

                                   by________________________
                                     Name:
                                     Title:

--------------------------------------------------------------------------------
                                            SIGNATURE PAGE OF
                                            DECREASING TERM LENDERS (OTHER THAN
                                            DEPARTING LENDERS) TO THE MASTER
                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   CAPTIVA III Finance, LTD.
                                   as advised by Pacific Investment Management
                                   Company LLC

                                   by________________________
                                     Name:
                                     Title:

                                            SIGNATURE PAGE OF
                                            DECREASING TERM LENDERS (OTHER THAN
                                            DEPARTING LENDERS) TO THE MASTER
                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   CAPTIVA IV FINANCE, LTD.,
                                   as advised by Pacific Investment Management
                                   Company LLC

                                   by________________________
                                     Name:
                                     Title:

--------------------------------------------------------------------------------
                                            SIGNATURE PAGE OF
                                            DECREASING TERM LENDERS (OTHER THAN
                                            DEPARTING LENDERS) TO THE MASTER
                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   SEQUILS-MAGNUM, LTD.,
                                   By: Pacific Investment Management Company
                                   LLC, as its Investment Advisor

                                   by________________________
                                     Name:
                                     Title:

--------------------------------------------------------------------------------
                                            SIGNATURE PAGE OF
                                            DECREASING TERM LENDERS (OTHER THAN
                                            DEPARTING LENDERS) TO THE MASTER
                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   Dryden Leverage Loan CDO 2002-II
                                   By: Prudential Investment Management, Inc.
                                   its attorney in fact.

                                   by________________________
                                     Name:
                                     Title:

--------------------------------------------------------------------------------
                                            SIGNATURE PAGE OF
                                            DECREASING TERM LENDERS (OTHER THAN
                                            DEPARTING LENDERS) TO THE MASTER
                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   Putnam Diversified Income Trust

                                   by________________________
                                     Name:
                                     Title:

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                                            SIGNATURE PAGE OF
                                            DECREASING TERM LENDERS (OTHER THAN
                                            DEPARTING LENDERS) TO THE MASTER
                                            ASSIGNMENT AGREEMENT
                                            DATED AS OF APRIL 10, 2002

                                   Name of Institution

                                   TCW SELECT LOAN FUND, LIMITED
                                   By: TWC Advisors, Inc. as its Collateral
                                   Manager

                                   by________________________
                                     Name:
                                     Title:

                                            SIGNATURE PAGE OF
                                            DEPARTING LENDERS TO THE MASTER
                                            ASSIGNMENT AGREEMENT DATED AS OF
                                            APRIL 10, 2002

Acknowledged and Agreed Solely
as to Sections 3, 4, 5 and 6:

                                   Name of Institution

                                   New Alliance Global CDO, Limited
                                   By: Alliance Capital Management L.P., as
                                   Sub-advisor
                                   By: Alliance Capital Management Corporation,
                                   as General Partner

                                   by________________________
                                     Name:
                                     Title:

--------------------------------------------------------------------------------
                                            SIGNATURE PAGE OF
                                            DEPARTING LENDERS TO THE MASTER
                                            ASSIGNMENT AGREEMENT DATED AS OF
                                            APRIL 10, 2002

Acknowledged and Agreed Solely
as to Sections 3, 4, 5 and 6:

                                   Name of Institution

                                   HARBOUR TOWN FUNDING TRUST

                                   by________________________
                                     Name:
                                     Title:


--------------------------------------------------------------------------------

                                            SIGNATURE PAGE OF
                                            DEPARTING LENDERS TO THE MASTER
                                            ASSIGNMENT AGREEMENT DATED AS OF
                                            APRIL 10, 2002

Acknowledged and Agreed Solely
as to Sections 3, 4, 5 and 6:

                                   Name of Institution

                                   Archimedes Funding IV (Cayman), Ltd.
                                   By: ING Capital Advisors LLC, as
                                   Collateral Manager

                                   by________________________
                                     Name:
                                     Title:

--------------------------------------------------------------------------------
                                            SIGNATURE PAGE OF
                                            DEPARTING LENDERS TO THE MASTER
                                            ASSIGNMENT AGREEMENT DATED AS OF
                                            APRIL 10, 2002

Acknowledged and Agreed Solely
as to Sections 3, 4, 5 and 6:

                                   Name of Institution

                                   Endurance CLO I, Ltd.
                                   c/o ING Capital Advisors LLC, as Portfolio
                                   Manager

                                   by________________________
                                     Name:
                                     Title:

--------------------------------------------------------------------------------
                                            SIGNATURE PAGE OF
                                            DEPARTING LENDERS TO THE MASTER
                                            ASSIGNMENT AGREEMENT DATED AS OF
                                            APRIL 10, 2002

Acknowledged and Agreed Solely
as to Sections 3, 4, 5 and 6:

                                   Name of Institution

                                   KZH ING-3 LLC

                                   by________________________
                                     Name:
                                     Title:

                                            SIGNATURE PAGE OF
                                            DEPARTING LENDERS TO THE MASTER
                                            ASSIGNMENT AGREEMENT DATED AS OF
                                            APRIL 10, 2002

Acknowledged and Agreed Solely
as to Sections 3, 4, 5 and 6:

                                   Name of Institution

                                   Sequils-ING I (HBDGM), Ltd.
                                   By: ING Capital Advisors LLC, as Collateral
                                   Manager

                                   by________________________
                                     Name:
                                     Title:
--------------------------------------------------------------------------------

                                            SIGNATURE PAGE OF
                                            DEPARTING LENDERS TO THE MASTER
                                            ASSIGNMENT AGREEMENT DATED AS OF
                                            APRIL 10, 2002

Acknowledged and Agreed Solely
as to Sections 3, 4, 5 and 6:

                                   Name of Institution

                                   SKM - LIBERTY VIEW CBO I, LTD.

                                   by________________________
                                     Name:
                                     Title:

--------------------------------------------------------------------------------
                                            SIGNATURE PAGE OF
                                            DEPARTING LENDERS TO THE MASTER
                                            ASSIGNMENT AGREEMENT DATED AS OF
                                            APRIL 10, 2002

Acknowledged and Agreed Solely
as to Sections 3, 4, 5 and 6:

                                   Name of Institution

                                   Longhorn CDO II, LTD.
                                   By: Merrill Lynch Investment Managers, L.P.
                                   as Investment Advisor

                                   by________________________
                                     Name:
                                     Title:

--------------------------------------------------------------------------------
                                            SIGNATURE PAGE OF
                                            DEPARTING LENDERS TO THE MASTER
                                            ASSIGNMENT AGREEMENT DATED AS OF
                                            APRIL 10, 2002

Acknowledged and Agreed Solely
as to Sections 3, 4, 5 and 6:

                                   Name of Institution

                                   Longhorn CDO (Cayman) LTD
                                   By: Merrill Lynch Investment Managers, L.P.
                                   as Investment Advisor

                                   by________________________
                                     Name:
                                     Title:

--------------------------------------------------------------------------------
                                            SIGNATURE PAGE OF
                                            DEPARTING LENDERS TO THE MASTER
                                            ASSIGNMENT AGREEMENT DATED AS OF
                                            APRIL 10, 2002

Acknowledged and Agreed Solely
as to Sections 3, 4, 5 and 6:

                                   Name of Institution

                                   OCTAGON INVESTMENT PARTNERS II, LLC
                                   By: Octagon Credit Investors, LLC
                                   as sub-investment manager

                                   by________________________
                                     Name:
                                     Title:

                                            SIGNATURE PAGE OF
                                            DEPARTING LENDERS TO THE MASTER
                                            ASSIGNMENT AGREEMENT DATED AS OF
                                            APRIL 10, 2002

Acknowledged and Agreed Solely
as to Sections 3, 4, 5 and 6:

                                   Name of Institution

                                   OCTAGON INVESTMENT PARTNERS III, LTD.
                                   By: Octagon Credit Investors, LLC as
                                   Portfolio Manager

                                   by________________________
                                     Name:
                                     Title:

--------------------------------------------------------------------------------
                                            SIGNATURE PAGE OF
                                            DEPARTING LENDERS TO THE MASTER
                                            ASSIGNMENT AGREEMENT DATED AS OF
                                            APRIL 10, 2002

Acknowledged and Agreed Solely
as to Sections 3, 4, 5 and 6:

                                   Name of Institution

                                   OCTAGON INVESTMENT PARTNERS IV, LTD.
                                   By: Octagon Credit Investors, LLC as
                                   collateral manager

                                   by________________________
                                     Name:
                                     Title:

--------------------------------------------------------------------------------
                                            SIGNATURE PAGE OF
                                            DEPARTING LENDERS TO THE MASTER
                                            ASSIGNMENT AGREEMENT DATED AS OF
                                            APRIL 10, 2002

Acknowledged and Agreed Solely
as to Sections 3, 4, 5 and 6:

                                   Name of Institution

                                   PPM SHADOW CREEK FUNDING TRUST

                                   by________________________
                                     Name:
                                     Title:

--------------------------------------------------------------------------------
                                            SIGNATURE PAGE OF
                                            DEPARTING LENDERS TO THE MASTER
                                            ASSIGNMENT AGREEMENT DATED AS OF
                                            APRIL 10, 2002

Acknowledged and Agreed Solely
as to Sections 3, 4, 5 and 6:

                                   Name of Institution

                                   PPM SPYGLASS FUNDING TRUST

                                   by________________________
                                     Name:
                                     Title:

--------------------------------------------------------------------------------
                                            SIGNATURE PAGE OF
                                            DEPARTING LENDERS TO THE MASTER
                                            ASSIGNMENT AGREEMENT DATED AS OF
                                            APRIL 10, 2002

Acknowledged and Agreed Solely
as to Sections 3, 4, 5 and 6:

                                   Name of Institution

                                   NORSE CBO, LTD.
                                   By: Regiment Capital Management, LLC
                                   as its Investment Advisor
                                   By: Regiment Capital Advisors, LLC its
                                   Manager and pursuant to delegated authority

                                   by________________________
                                     Name:
                                     Title:

                                                                      SCHEDULE I

                           TERM LENDERS AND TERM LOANS
                           ---------------------------

DECREASING TERM LENDERS
-----------------------

                                                                      Principal Amount of Term Loans
                                                                      ------------------------------
Name of Institution                                           After Assignment of Assigned Interests
-------------------                                           --------------------------------------
Allied Irish Bank                                                                      $5,000,000.00
Credit Lyonnais                                                                        $8,000,000.00
Fortis                                                                                 $5,000,000.00
General Electric Capital Corporation II                                                $3,000,000.00
Nationwide Life Insurance Co.                                                          $2,333,333.33
Nationwide Mutual Insurance Company                                                    $4,666,666.67
Sumitomo                                                                               $3,000,000.00
AIMCO CLO Series 2001-A                                                                $1,666,666.67
Allstate Life Insurance Company                                                        $2,333,333.33
Centurion CDO II, Ltd.                                                                 $  750,000.00
KZH Cypress Tree-1 LLC                                                                 $  750,000.00
KZH Sterling LLC                                                                       $  750,000.00
SEQUILS Centurion V Ltd.                                                               $  750,000.00
ARES III CLO Ltd.                                                                      $2,400,000.00
ARES IV CLO Ltd.                                                                       $2,400,000.00
ARES V CLO Ltd.                                                                        $3,200,000.00
Caisse de Depot et Placement du Quebec                                                 $3,500,000.00
Protective Life Insurance Company                                                      $2,500,000.00
Denali Capital CLO I, Ltd.                                                             $3,500,000.00
Costantinus Eaton Vance CDO V Ltd.                                                     $1,597,222.22
Eaton Vance CDO III, Ltd.                                                              $  958,333.33
Eaton Vance CDO IV, Ltd.                                                               $1,277,777.78
Eaton Vance Inst. Senior Loan Fund                                                     $1,277,777.78
Eaton Vance Senor Income Trust                                                         $1,597,222.22
Grayson & Co.                                                                          $3,194,444.44
Oxford Strategic Income Fund                                                           $  319,444.45
Senior Debt Portfolio                                                                  $1,277,777.78
Fidelity Advisor Floating Rate High Income Fund                                        $  750,000.00
Ballyrock CDO I Limited                                                                $2,250,000.00
Emerald Orchard Limited                                                                $3,500,000.00
Apex (IDM) CDO I, Ltd.                                                                 $1,500,000.00
Tryon CLO Ltd. 2000-1                                                                  $1,500,000.00
Riviera Funding LLC                                                                    $3,500,000.00
AIM Floating Rate Fund                                                                 $  571,428.58
AMARA-1 Finance                                                                        $  380,952.39
Avalon Capital Ltd.                                                                    $  952,380.95

Avalon Capital Ltd. II                                                                 $1,333,333.33
Ceres II Finance                                                                       $  571,428.57
Charter View Portfolio                                                                 $1,714,285.71
Diversified Credit Portfolio                                                           $  380,952.38
Oasis Collateralized High Income Portfolio                                             $  380,952.38
SEQUILS Liberty Ltd.                                                                   $1,714,285.71
Metropolitan Life Insurance Company                                                    $8,000,000.00
Oakhill Securities Fund, L.P.                                                          $2,000,000.00
Oakhill Securities Fund II, L.P.                                                       $2,000,000.00
Captiva III Finance Ltd.                                                               $1,000,000.00
Captiva IV Finance Ltd.                                                                $2,000,000.00
Sequils-Magnum Ltd.                                                                    $2,000,000.00
Dryden Leveraged Loan CDO 2002-II                                                      $2,500,000.00
Putnam Diversified Income Trust                                                        $2,500,000.00
TCW Select Loan Fund                                                                   $3,000,000.00
General Electric Capital Corporation I                                                 $           0
New Alliance Global CDO, Ltd.                                                          $           0
Harbour Town Funding Trust                                                             $           0
Goldman Sachs Credit Partners                                                          $           0
Archimedes Funding IV, Ltd.                                                            $           0
Endurance CLO 1 Ltd.                                                                   $           0
KZH ING-3 LLC                                                                          $           0
SEQUILS ING-I HBDGM                                                                    $           0
SKM-Libertyview CBO I Limited                                                          $           0
Longhorn CDO (Cayman) Ltd.                                                             $           0
Longhon CDO II, Ltd.                                                                   $           0
Octagon Investment Partners II, LLC                                                    $           0
Octagon Investment Partners III, Ltd.                                                  $           0
Octagon Investment Partners IV, Ltd.                                                   $           0
PPM Shadow Creek Funding Trust                                                         $           0
PPM Spyglass Funding Trust                                                             $           0
Norse CBO, Ltd.                                                                        $           0
Salomon Brothers Holding Company                                                       $           0


INCREASING TERM LENDERS
-----------------------

                                                                      Principal Amount of Term Loans
                                                                      ------------------------------
Name of Institution                                           After Assignment of Assigned Interests
-------------------                                           --------------------------------------
JPMorgan Chase Bank                                                                    $  500,000.00
Deutsche Bank/Bankers Trust Company                                                    $  500,000.00
Natexis Banques Populaires                                                             $3,500,000.00
Pinehurst Trading, Inc.                                                                $1,000,000.00
Harbour Town Funding LLC                                                               $  666,666.66
Race Point CLO, Limited                                                                $  666,666.67
Sankaty High Yield Partners III, LP                                                    $  666,666.67
Black Diamond International Funding Inc.                                               $1,000,000.00
Black Rock Senior Loan Trust                                                           $1,000,000.00
Carlyle High Yield Partners III, Ltd.                                                  $1,000,000.00
Jupiter Funding Trust                                                                  $1,000,000.00
Rosemont CLO, Ltd.                                                                     $2,000,000.00
Delano Company                                                                         $2,000,000.00

Jissekikun Funding Ltd.                                                                $1,000,000.00
KZH Waterside LLC                                                                      $1,000,000.00
Nemean CLO Ltd.                                                                        $2,500,000.00
Oryx CLO, Ltd.                                                                         $3,000,000.00
Katonah I, Ltd.                                                                        $  500,000.00
Katonah II, Ltd.                                                                       $  500,000.00
Katonah III, Ltd.                                                                      $1,000,000.00
ELF Funding Trust III                                                                  $2,000,000.00
Oakhill Credit Partners I, Ltd.                                                        $3,000,000.00
Oakhill Credit Partners II, Ltd.                                                       $1,000,000.00
PPM Shadow Creek Funding LLC                                                           $2,666,666.67
Travelers Corporate Loan Fund Inc.                                                     $1,000,000.00
Columbus Loan Funding Ltd.                                                             $1,000,000.00


UNCHANGED TERM LENDERS
----------------------

                                                                      Principal Amount of Term Loans
                                                                      ------------------------------
Name of Institution                                           After Assignment of Assigned Interests
-------------------                                           --------------------------------------
None.